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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Intelispan, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the headings, "Experts" and "Selected Consolidated Financial Data" in the prospectus.


Phoenix, Arizona
January 12, 2001